SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 24, 1997
                      ------------------------------------
                Date of Report (Date of Earliest Event Reported)



                                 MONARCH BANCORP
                      ------------------------------------
             (Exact Name of Registrant As Specified In Its Charter)



                                   CALIFORNIA
                     --------------------------------------
                 (State or Other Jurisdiction of Incorporation)


              0-13551                                 95-3863296
-----------------------------------     --------------------------------------
     (Commission File Number)             (IRS Employer Identification No.)



                             30000 Town Center Drive
                         Laguna Niguel, California 92677
                     --------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (714) 495-3300
                     ---------------------------------------
              (Registrant's Telephone Number, including Area Code)


                                 NOT APPLICABLE
                     ---------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On February 24, 1997, Monarch Bancorp ("Monarch") announced its Fourth-Quarter Earnings. Also on February 24, 1997, Monarch Bancorp announced that, based upon the respective 1996 fiscal year end book values of Monarch Bancorp and California Commercial Bankshares ("CCB"), each share of CCB common stock will be exchanged for 8.5 shares of Monarch common stock in the merger of CCB with and into Monarch. A copy of the press release issued by Monarch in connection with the announcements is attached hereto as Exhibit 99.5 and is incorporated by reference in its entirety.

Item 7.  Financial Statements, Pro forma Financial Statements and Exhibits.

         (c)      Exhibits.

         The following exhibit is filed with this Current Report on Form 8-K.

Exhibit
Number                     Description

99.5     Press Release of Monarch Bancorp, dated February 24, 1997.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: February 27, 1997


                                MONARCH BANCORP

                                By:       /s/ Arnold C. Hahn
                                          Name:    Arnold C. Hahn
                                          Title:   Executive Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number                     Description

99.5     Press Release of Monarch Bancorp, dated February 24, 1997.